UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 30, 2019

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSRI	NASDAQ Capital Market
Preferred Share Purchase Rights[1]	--	--

1 Registered pursuant to Section 12(b) of the Act pursuant to a Form 8-A filed by the registrant on March 15, 2019. Until the Distribution Date (as defined in the registrant’s Rights Agreement dated as of August 29, 2018), the Preferred Share Purchase Rights will be transferred with and only with the shares of the registrant’s Common Stock to which the Preferred Share Purchase Rights are attached.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On August 30, 2019, TSR, Inc. (“TSR” or the “Company”) entered into a settlement and release agreement (the “Settlement Agreement”) with certain investor parties, including Zeff Capital, L.P., Zeff Holding Company, LLC and Daniel Zeff, QAR Industries, Inc. and Robert Fitzgerald, and Fintech Consulting, LLC and Tajuddin Haslani (collectively, the “Investor Parties”) with respect to the previous proxy contest and all disputes and pending litigation between the Company and the Investor Parties.

Pending Litigation. Pursuant to the Settlement Agreement, the parties have agreed to settle and resolve any and all disputes between the parties, including without limitation disputes arising out of or relating to the following litigations:

(i) A complaint for declaratory and injunctive relief for violations of the federal securities laws filed on December 21, 2018 by the Company against the Investor Parties in the United States District Court in the Southern District of New York;

(ii) A complaint to compel annual meeting of stockholders filed on August 7, 2019 by Zeff Capital, L.P. against the Company in the Delaware Court of Chancery;

(iii) Cross-claims relating to alleged breaches of fiduciary duties and for indemnification and contribution filed on July 26, 2019 by the Company against the Investor Parties in New York Supreme Court, Queens County; and

(iv) A complaint relating to alleged breaches of fiduciary duties filed on November 1, 2018 by Fintech Consulting, LLC against the Company in the Delaware Court of Chancery, which was previously dismissed voluntarily.

No party admitted any liability by entering into the Settlement Agreement. The Settlement Agreement does not resolve the two pending litigations previously disclosed by the Company filed by TSR stockholder Susan Paskowitz.

Stock Repurchase Agreement. Pursuant to the Settlement Agreement, the parties concurrently entered into a share repurchase agreement (the “Share Repurchase Agreement”) providing for the purchase of the shares of common stock of the Company, par value $0.01 per share (“Common Stock”), beneficially owned by the Investor Parties as of the date of the Settlement Agreement, by the Company and Christopher Hughes, the Chairman, President and Chief Executive Officer of the Company, for an aggregate purchase price of $5,956,712.50 in cash or $6.25 per share, subject to the terms and conditions contained in the Share Repurchase Agreement (the “Repurchase”).

Settlement Payment. Pursuant to the Settlement Agreement, the Company has agreed to make a payment of $1,543,287.50 to the Investor Parties at the closing of the Repurchase for the settlement of all disputes between the parties, dismissal of any and all claims related thereto, including the lawsuits mentioned above, and the settlement and release of any and all matters (the “Settlement Payment”).

Governance Actions. Pursuant to the Settlement Agreement, TSR and the Investor Parties have agreed to take certain actions with respect to the governance of the Company. The Company will adopt an amendment to the Amended and Restated By-Laws of the Company, dated April 9, 2015 (the “By-Laws Amendment”) and an amended and restated the Rights Agreement of the Company, dated August 29, 2018 (the “Amended Rights Agreement”).

2018 Annual Meeting. The Settlement Agreement provides that the Company shall hold its 2018 Annual Meeting on October 22, 2019. The 2018 Annual Meeting had previously been scheduled to be held on September 13, 2019. In connection with the 2018 Annual Meeting, the Settlement Agreement provides that the Company will solicit proxies for two alternative Class I director slates for election at the 2018 Annual Meeting: one slate for the Company’s nominees, and one slate for nominees selected by Zeff Capital, L.P. If the Company completes the Repurchase and makes the Settlement Payment prior to the 2018 Annual Meeting, Zeff Capital, L.P. will withdraw its director slate from consideration at the 2018 Annual Meeting. If the Repurchase is not completed or the Settlement Payment is not made prior to the 2018 Annual Meeting, then the Company will withdraw its director slate and will support the slate proposed by Zeff Capital, L.P. If the Repurchase is not completed or the Settlement Payment is not made as of 5:00 pm, Eastern Time, on December 30, 2019, the current members of the board of directors of the Company will resign from the Company’s board of directors. If the Repurchase is completed after the 2018 Annual Meeting and prior to December 30, 2019, the two directors nominated by Zeff Capital, L.P. will resign from the Company’s board of directors.

Other Provisions. The Settlement Agreement and the Repurchase Agreement contain certain other customary terms.

The Company will seek financing in connection with the Settlement Payment and the Repurchase.

The foregoing description of the Settlement Agreement and the Repurchase Agreement is qualified by the full text of such agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

On August 30, 2019, the Company issued a press release announcing its entry into the Settlement Agreement and the Repurchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

As described above, in connection with the Settlement Agreement, the Company adopted an amendment to the Company’s Amended and Restated By-Laws of the Company, dated April 9, 2015, to reflect the terms of the Settlement Agreement. A copy of the By-Laws Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein. In addition, the Company amended and restated the Company’s Rights Agreement, dated as of August 29, 2018, between the Company and Continental Stock Transfer & Trust Company. A copy of the Amended Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Information Concerning Forward-Looking Statements

Certain statements in this report which are not historical facts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipate,” “believe,” “demonstrate,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “should,” and “will,” and similar expressions identify forward-looking statements. Such forward-looking statements are based upon the Company’s current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Specifically, forward-looking statements in this report may include, but are not limited to, the statements regarding the completion of the Settlement Agreement and Share Repurchase Agreement and the occurrence of the events contemplated thereunder. These and other forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause the actual events to differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include, among others, the factors and matters described in the Company’s filings with the SEC, including, but not limited to, the Company’s most recent Form 10-K, Forms 10-Q and Forms 8-K, which are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date of this press release and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.1	Amendment No. 2 to the Amended and Restated By-Laws of TSR, Inc.

4.1	Amended and Restated Rights Agreement, dated as of September 3, 2019, by and between TSR, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent

10.1	Settlement Agreement, dated as of August 30, 2019, by and among TSR, Inc., Zeff Capital, L.P., Zeff Holding Company, LLC, Daniel Zeff, QAR Industries, Inc., Robert Fitzgerald, Fintech Consulting, LLC and Tajuddin Haslani

10.2	Share Repurchase Agreement, dated as of August 30, 2019, by and among TSR, Inc., Christopher Hughes, Zeff Capital, L.P., Zeff Holding Company, LLC, Daniel Zeff, QAR Industries, Inc., Robert Fitzgerald, Fintech Consulting, LLC and Tajuddin Haslani

99.1	Press release dated August 30, 2019 re: TSR, Inc. Enters into Settlement Agreement with Investor Parties

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

By:	/s/ John G. Sharkey
John G. Sharkey
Senior Vice President and Chief Financial Officer

Date: September 3, 2019

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 2 to the Amended and Restated By-Laws of TSR, Inc.

4.1	Amended and Restated Rights Agreement, dated as of September 3, 2019, by and between TSR, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent

10.1	Settlement Agreement, dated as of August 30, 2019, by and among TSR, Inc., Zeff Capital, L.P., Zeff Holding Company, LLC, Daniel Zeff, QAR Industries, Inc., Robert Fitzgerald, Fintech Consulting, LLC and Tajuddin Haslani

10.2	Share Repurchase Agreement, dated as of August 30, 2019, by and among TSR, Inc., Christopher Hughes, Zeff Capital, L.P., Zeff Holding Company, LLC, Daniel Zeff, QAR Industries, Inc., Robert Fitzgerald, Fintech Consulting, LLC and Tajuddin Haslani

99.1	Press release dated August 30, 2019 re: TSR, Inc. Enters into Settlement Agreement with Investor Parties